UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023 (October 17, 2023)

American Noble Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-17204	87-3574612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15612 College Blvd, Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 955-0532

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2023, the Company and M3 Helium Corp. (“M3”) entered into a letter of understanding (the “Letter Agreement”) and the related Assignment of Certain Contractual Rights and Interests that included the following provisions:

●	The Company assigned all of its rights, title and interest in and to the 40% participation it had acquired on April 4, 2022 in a Farmout Agreement by and between Sunflower Exploration, LLC as the Farmee and Scout Energy Partners as Farmor (“Scout”) with regards to its oil and gas interests in the Hugoton Gas Field, located in Haskell and Finney Counties, Kansas. The Company assigned such participation rights to M3 effective October 17, 2023.

●	The assignment included all of its rights, title and interest in and to the Peyton 21-1 well which was drilled and completed in June 2022 pursuant to the participation agreement. In addition, M3 has agreed to assume all obligations and receivables for the sale of oil and gas as of October 17, 2023.

●	The parties agreed that the USNG Agreement dated November 9, 2021 is terminated effective October 17, 2023.

●	M3 has agreed to pay a total of $75,000 cash to the Company as consideration for the Letter Agreement including the assignments thereunder.

The foregoing description of the Letter Agreement and related Assignment of Certain Contractual Rights and Interests are not complete and are qualified in its entirety by reference to the full text of the Letter Agreement, and related Assignment of Certain Contractual Rights and Interests the forms of which are attached hereto as Exhibit 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.2	Form of Letter of Understanding

Exhibit 10.3	Form of Assignment of Certain Contractual Rights and Interests

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2023

American Noble Gas, Inc.

By:	/s/Thomas J. Heckman
Name:	Thomas J. Heckman
Title:	Chief Executive Officer and Chief Financial Officer